UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2003

KFX INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

3300 East 1st Avenue, Suite 290 Denver, Colorado, USA	80206
(Address of principal executive offices)	(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Number	Description

99.1	Press Release dated May 8, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished to the Commission under both Item 9 and Item 12. On May 8, 2003, KFx Inc. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

By:	/s/ Jerry A. Mitchell
JERRY A. MITCHELL Vice President of Finance

Dated: May 8, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 8, 2003, issued by KFx Inc.